EXHIBIT 10.1

Confidential Treatment

Requested Pursuant to Rule 24b-2

Supplemental Agreement No. 10

to

Purchase Agreement No. PA-03659

between

The Boeing Company

and

Air Lease Corporation

This Supplemental Agreement is entered into as of August 6, 2018, (Supplemental Agreement No. 10) by and between THE BOEING COMPANY (Boeing) and AIR LEASE CORPORATION (Customer);

All terms used but not defined in this Supplemental Agreement No. 10 have the same meaning as in the Purchase Agreement;

WHEREAS, Boeing and Customer have entered into Purchase Agreement No. PA-03659 dated as of October 31, 2011 (the Purchase Agreement) relating to the purchase and sale of Model 787-9 aircraft and Model 787-10 aircraft;

WHEREAS, pursuant to Letter Agreement No HAZ-PA-03659-LA-1104730R4[*];

WHEREAS, Customer desires, and Boeing agrees, to [*];

WHEREAS, Boeing and Customer agree to [*];

WHEREAS, Boeing and Customer desire to amend the Purchase Agreement to add three (3) incremental 787-9 Block E Aircraft, scheduled to deliver in [*] (787-9 Block E Aircraft); and

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties agree to amend the Purchase Agreement as follows:

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659	SA-10

i

BOEING PROPRIETARY

1.       TABLE OF CONTENTS.

The Table of Contents of the Purchase Agreement is deleted in its entirety and replaced by a new Table of Contents, provided as Enclosure 1 to this Supplemental Agreement No. 10 which reflects the revisions set forth in this Supplemental Agreement No. 10.

2.       TABLE 1.

a.   A revised Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Trent 1000-J Engines, provided as Enclosure 2 to this Supplemental Agreement No. 10 and is hereby incorporated into the Purchase Agreement to reflect [*].

b.   A revised Table 1C to Purchase Agreement No. PA-03659, 787-10 Block A Aircraft Delivery, Description, Price and Advance Payments General Electric GEnx-1B74/75 Engines, provided as Enclosure 3 to this Supplemental Agreement No. 10 and is hereby incorporated into the Purchase Agreement to reflect [*].

c.   A revised Table 1E to Purchase Agreement No. PA-03659, 787-9 Block D Aircraft Delivery, Description, Price and Advance Payments Rolls Royce Engines, provided as Enclosure 4 to this Supplemental Agreement No. 10 and is hereby incorporated into the Purchase Agreement to [*].

d.   A revised Table 1E to Purchase Agreement No. PA-03659, 787-9 Block D Aircraft Delivery, Description, Price and Advance Payments General Electric Engines, provided as Enclosure 5 to this Supplemental Agreement No. 10 and is hereby incorporated into the Purchase Agreement to [*].

e.   A new Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments Rolls-Royce Engines, provided as Enclosure 6 to this Supplemental Agreement No. 10 is hereby incorporated into the Purchase Agreement. This Table 1F contains delivery, description, price, and advance payment information for the 787-9 Block E Aircraft equipped with Rolls Royce Trent 1000-J engines;

f.    A new Table 1F to Purchase Agreement No. PA-03659, 787-9 Block E Aircraft Delivery, Description, Price and Advance Payments General Electric Engines, provided as Enclosure 7 to this Supplemental Agreement No. 10 is hereby incorporated into the Purchase Agreement. This Table 1F contains delivery, description, price, and advance payment information for the 787-9 Block E Aircraft equipped with General Electric GEnx-1B74/75 engines;

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659	SA-10

BOEING PROPRIETARY

3.        SUPPLEMENTAL EXHIBITS.

a.   Supplemental Exhibit CS1 to Purchase Agreement Number PA-03659 is deleted in its entirety and replaced by a revised Supplemental Exhibit CS1 to Purchase Agreement Number PA-03659, provided as Enclosure 8 to this Supplemental Agreement No. 10, which reflects [*].

4.        LETTER AGREEMENTS.

a.   Letter Agreement LA-1104720R5, Advance Payment Matters, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104720R6, Advance Payment Matters, provided as Enclosure 9 to this Supplemental Agreement No. 10 and incorporated into the Purchase Agreement by this reference. This revised letter agreement provides [*].

b.   Letter Agreement LA-1104730R4,  Model 787 Open Configuration Matters, is deleted in its entirety and replaced by a revised Letter Agreement LA-1104730R5,  Model 787 Open Configuration Matters, provided as Enclosure 10 to this Supplemental Agreement No. 10 and incorporated into the Purchase Agreement by this reference. This revised letter agreement [*].

c.   Letter Agreement LA-1301081, Special Matters – 787-10 Block A Aircraft, is deleted in its entirety and replaced by a revised Letter Agreement LA-1301081R1, Special Matters – 787-10 Block A Aircraft, provided as Enclosure 11 to this Supplemental Agreement No. 10, which reflects [*].

d.   Letter Agreement LA-1300864R2,  Aircraft Performance Guarantees – 787-9 Block B, Block C, and Block D Aircraft, is deleted in its entirety and replaced by a revised Letter Agreement LA-1300864R3,  Aircraft Performance Guarantees – 787-9 Block B, Block C, and Block D, and Block E Aircraft, provided as Enclosure 12 to this Supplemental Agreement No. 10 and incorporated into the Purchase Agreement by this reference. This revised letter agreement governs the Performance Guarantees for the 787-9 Block E Aircraft.

e.   Letter Agreement LA-1301080R3, Special Matters - 787-9 Blocks B, C and D Aircraft, is deleted in its entirety and replaced by a revised Letter Agreement LA-1301080R4, Special Matters - 787-9 Blocks B, C, D and E Aircraft, provided as Enclosure 13 to this Supplemental Agreement No. 10, which reflects [*].

f.    Letter Agreement LA-1302043, [*], is deleted in its entirety and replaced by a revised Letter Agreement LA-1302043R1, [*], provided as Enclosure 14 to this

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659	SA-10

BOEING PROPRIETARY

Supplemental Agreement No. 10 and incorporated into the Purchase Agreement by this reference. This revised letter agreement provides [*].

g.   Letter Agreement LA-1805142, [*], provided as Enclosure 15 to this Supplemental Agreement No. 10 is hereby incorporated into the Purchase Agreement by this reference. This revised letter agreement provides [*].

h.   Letter Agreement LA-1805362,  Model 787 Post Delivery Software and Data Loading, provided as Enclosure 16 to this Supplemental Agreement No. 10 is hereby incorporated into the Purchase Agreement by this reference. This revised letter agreement provides the terms regarding post-delivery software load for 787 aircraft.

The Purchase Agreement will be deemed to be amended to the extent herein provided and as so amended will continue in full force and effect.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY		AIR LEASE CORPORATION

BY:	/s/ Michael Lombardi	BY:	/s/ John L. Plueger

ITS:	Attorney-In-Fact	ITS:	CEO & President

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659	SA-10

BOEING PROPRIETARY

Enclosure 1

PURCHASE AGREEMENT NUMBER PA-03659

between

THE BOEING COMPANY

and

Air Lease Corporation

Relating to Boeing Model 787-9 and 787-10 Aircraft

SA-10
HAZ-PA-03659	PA Page 1

BOEING PROPRIETARY

Enclosure 1

TABLE OF CONTENTS

ARTICLES
Article 1.	Quantity, Model, Description and Inspection	SA-2
Article 2.	Delivery Schedule	SA-2
Article 3.	Price	SA-2
Article 4.	Payment	SA-2
Article 5.	Additional Terms	SA-2

TABLE
1A.	787-9 Block A Aircraft Information Table	SA-8
1B.	787-9 Block B Aircraft Information Table	SA-7
1C.	787-10 Block A Aircraft Information Table	SA-10
1D.	787-9 Block C Aircraft Information Table	SA-6
1E.	787-9 Block D Aircraft Information Table	SA-10
1F.	787-9 Block E Aircraft Information Table	SA-10

EXHIBIT
A1.	HAZ[*] 787-9 Aircraft Configuration	SA-7
A2.	HAZ[*] 787-9 Aircraft Configuration	SA-7
A3.	HAZ[*] 787-9 Aircraft Configuration	SA-8
B.	Aircraft Delivery Requirements and Responsibilities	SA-2

SUPPLEMENTAL EXHIBITS
AE1.	Escalation Adjustment Airframe and Optional Features	SA-2
BFE1.	BFE Variables	SA-7
CS1.	Customer Support Document	SA-10
EE1.	[*], Engine Warranty and Patent Indemnity – General Electric Engines	SA-2
EE1.	[*], Engine Warranty and Patent Indemnity – Rolls Royce Engines	SA-2
SLP1.	Service Life Policy Components	SA-2

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-10
HAZ-PA-03659	PA Page 2

BOEING PROPRIETARY

Enclosure 1

LETTER AGREEMENTS
LA-1104716R1	[*]	SA-2
LA-1104717R1	Demonstration Flight Waiver	SA-2
LA-1104718R1	[*]	SA-2
LA-1104719R1	Other Matters	SA-2
LA-1104720R6	Advance Payment Matters	SA-10
LA-1104721R1	[*]	SA-2
LA-1104722R1	Assignment of Customer’s Interest to a Subsidiary or Affiliate	SA-2
LA-1104724	e-Enabling Software Matters
LA-1104725R1	[*]	SA-2
LA-1104726R1	Special Matters relating to COTS Software and End User License Agreements	SA-2
LA-1104727R2	AGTA Matters	SA-2
LA-1104728R1	Leasing Matters for 787 Aircraft	SA-2
LA-1104729R1	Liquidated Damages – Non-Excusable Delay	SA-2
LA-1104730R5	Open Configuration Matters	SA-10
LA-1104731R1	Performance Guarantees – 787-9 Block A Aircraft	SA-2
LA-1104733R1	Special Terms - Seats and In-flight Entertainment	SA-2
LA-1104734R2	Special Matters – 787-9 Block A Aircraft	SA-6
LA-1300863	Performance Guarantees – 787-10 Block A Aircraft	SA-2
LA-1300864R3	Performance Guarantees – 787-9 Block B, C and D Aircraft	SA-10
LA-1301080R4	Special Matters – 787-9 Blocks B, C, D, and E Aircraft	SA-10
LA-1301081R1	Special Matters – 787-10 Block A Aircraft	SA-10
LA-1301082R2	[*]	SA-7
	Promotional Support – 787-10 Aircraft	SA-2
LA-1301083	[*]	SA-2
LA-1301084	[*]	SA-10
LA-1302043R1	[*]	SA-2
LA-1302348R1

LA-1601083	Special Matters Relating to In-Seat IFE [*]	SA-7
~~LA-1605597~~	[*]	SA-9
LA-1805142	[*]	SA-10
LA-1805362	Model 787 Post-Delivery Software and Data Loading	SA-10

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-10
HAZ-PA-03659	PA Page 3

BOEING PROPRIETARY

Enclosure 2

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000-J Engines

Airframe Model/MTOW:	787-10	553000 pounds	Detail Specification:	787B1-3806-E (5/10/2013)
Engine Model/Thrust:	TRENT1000-J	74100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer's		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2020*	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-10
HAZ-PA-03659 63946-1F.TXT	Page 1

BOEING PROPRIETARY

Enclosure 2

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000-J Engines

		Manufacturer's		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-10
HAZ-PA-03659 63946-1F.TXT	Page 2

BOEING PROPRIETARY

Enclosure 2

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Trent 1000-J Engines

		Manufacturer's		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

SA-10
HAZ-PA-03659 63946-1F.TXT	Page 3

BOEING PROPRIETARY

Enclosure 3

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

Airframe Model/MTOW:	787-10	553000 pounds	Detail Specification:	787B1-3806-E (5/10/2013)
Engine Model/Thrust:	GENX-1B74/75	74100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]
			Base Year Index (CPI):	[*]
Refundable Deposit/Aircraft at Proposal Accept:		[*]

		Manufacturer's		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2019*	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-10
HAZ-PA-03659 63946-1F.TXT	Page 1

BOEING PROPRIETARY

Enclosure 3

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

		Manufacturer's		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]

SA-10
HAZ-PA-03659 63946-1F.TXT	Page 2

BOEING PROPRIETARY

Enclosure 3

Table 1C To

Purchase Agreement No. PA-03659

787-10 Block A Aircraft Delivery, Description, Price and Advance Payments

General Electric GEnx-1B74/75 Engines

		Manufacturer's		Escalation	Escalation	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Serial	Lessee	Factor	Factor	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	Number		(Airframe)	(Engine)	Price Per A/P	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]				[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	[*]

[*]

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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HAZ-PA-03659 63946-1F.TXT	Page 3

BOEING PROPRIETARY

Enclosure 4

Table 1E To

Purchase Agreement No. PA-03659

787-9 Block D Aircraft Delivery, Description, Price and Advance Payments

Rolls Royce Engines

Airframe Model/MTOW:	787-9		553,000 pounds	Detail Specification:		787B1-4102-S (12/11/2015)
Engine Model/Thrust:	TRENT1000-J		74,400 pounds

Airframe Base Year/ Esc. Formula:		[*]		Engine Base Year/ Esc. Formula:		[*]
Airframe Escalation Data:	[*]			Engine Escalation Data:	[*]
Base Year Index (ECI):		[*]		Base Year Index (ECI):		[*]
Base Year Index (CPI):		[*]		Base Year Index (CPI):		[*]

Deposit per Aircraft:	[*]

	Number	Mfr's		Airframe	Airframe	P.A.	Optional	Engine	Engine	Engine	SPE/	Airframe	Engine	Estimated
Delivery	of	Serial	Lessee	Base	Base	Exh	Features	Selection	Base	Base	IFE	Escalation	Escalation	Adv Pymt Base
Date	Aircraft	Number		Year	Price	A	Price		Year(1)	Price(1)	Estimate	Factor	Factor	Price Per A/P
[*]	[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2019	1	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	[*]

[*]

Note: Serial Numbers are provided as guidance only and are subject to change.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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87954-1F.TXT	Page 1

BOEING PROPRIETARY

Enclosure 5

Table 1E To

Purchase Agreement No. PA-03659

787-9 Block D Aircraft Delivery, Description, Price and Advance Payments

General Electric Engines

Airframe Model/MTOW:	787-9		553,000 pounds	Detail Specification:		787B1-4102-S (12/11/2015)
Engine Model/Thrust:	GENX-1B74/75		74,100 pounds

Airframe Base Year/ Esc. Formula:		[*]		Engine Base Year/ Esc. Formula:		[*]
Airframe Escalation Data:	[*]			Engine Escalation Data:	[*]
Base Year Index (ECI):		[*]		Base Year Index (ECI):		[*]
Base Year Index (CPI):		[*]		Base Year Index (CPI):		[*]

Deposit per Aircraft:	[*]

	Number	Mfr's		Airframe	Airframe	P.A.	Optional	Engine	Engine	Engine	SPE/	Airframe	Engine	Estimated
Delivery	of	Serial	Lessee	Base	Base	Exh	Features	Selection	Base	Base	IFE	Escalation	Escalation	Adv Pymt Base
Date	Aircraft	Number		Year	Price	A	Price		Year(1)	Price(1)	Estimate	Factor	Factor	Price Per A/P
[*]-2019	1	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2020	1	[*]	[*]	[*]	[*]		[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	[*]

[*]

Note: Serial Numbers are provided as guidance only and are subject to change.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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87954-1F.TXT	Page 1

BOEING PROPRIETARY

Enclosure 6

Table 1F To

Purchase Agreement No. PA-03659

787-9 Block E Aircraft Delivery, Description, Price and Advance Payments

Rolls-Royce Engines

Airframe Model/MTOW:	787-9	560,000 pounds	Detail Specification:	787B1-4102-V (11/10/2017)	4Q17 External Fcst
Engine Model/Thrust:	TRENT1000-J	74,400 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]
LIFT Seats Provided by Boeing (Estimate):		[*]	Base Year Index (CPI):	[*]
Deposit per Aircraft:		[*]

		Escalation	Escalation	Manufacturer	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Serial	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	(Engine)	Number	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2020	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	3

Note: Serial numbers are provided as guidance only and are subject to change.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 7

Table 1F To

Purchase Agreement No. PA-03659

787-9 Block E Aircraft Delivery, Description, Price and Advance Payments

General Electric Engines

Airframe Model/MTOW:	787-9	560,000 pounds	Detail Specification:	787B1-4102-V (11/10/2017)	4Q17 External Fcst
Engine Model/Thrust:	GENX-1B74/75	74,100 pounds	Airframe Price Base Year/Escalation Formula:	[*]	[*]
Airframe Price:		[*]	Engine Price Base Year/Escalation Formula:	[*]	[*]
Optional Features:		[*]
Sub-Total of Airframe and Features:		[*]	Airframe Escalation Data:
Engine Price (Per Aircraft):		[*]	Base Year Index (ECI):	[*]
Aircraft Basic Price (Excluding BFE/SPE):		[*]	Base Year Index (CPI):	[*]
Buyer Furnished Equipment (BFE) Estimate:		[*]	Engine Escalation Data:
In-Flight Entertainment (IFE) Estimate:		[*]	Base Year Index (ECI):	[*]
LIFT Seats Provided by Boeing (Estimate):		[*]	Base Year Index (CPI):	[*]
Deposit per Aircraft:		[*]

		Escalation	Escalation	Manufacturer	Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor	Factor	Serial	Adv Payment Base	[*]	[*]	[*]	[*]
Date	Aircraft	(Airframe)	(Engine)	Number	Price Per A/P	[*]	[*]	[*]	[*]
[*]-2020	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]-2022	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	3

[*]

Note: Serial numbers are provided as guidance only and are subject to change.

* Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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BOEING PROPRIETARY

Enclosure 8

787 CUSTOMER SUPPORT DOCUMENT

between

THE BOEING COMPANY

And

Air Lease Corporation

Supplemental Exhibit CS1 to Purchase Agreement Number PA-03659

This document contains:

Part 1	Boeing Maintenance and Flight Training Programs; Operations Engineering Support

Part 2	Field and Engineering Support Services

Part 3	Technical Information and Materials

Part 4	Alleviation or Cessation of Performance

Part 5	Protection of Proprietary Information and Proprietary Materials

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Enclosure 8

787 CUSTOMER SUPPORT DOCUMENT

PART 1:        BOEING MAINTENANCE AND FLIGHT TRAINING

PROGRAMS; OPERATIONS ENGINEERING SUPPORT

1.        Boeing Training Programs.

Boeing will provide maintenance training, cabin attendant training, and flight training programs to support the introduction of the Aircraft into service as provided in this Supplemental Exhibit CS1.

1.1      Customer is awarded [*] points (Training Points).  At any time before twenty-four (24) months after delivery of Customer’s last Aircraft (Training Program Period) Customer may exchange Training Points for any of the training courses described on Attachment A at the point values described on Attachment A or for other training Boeing may identify at specified point values.  At the end of the Training Program Period any unused Training Points will expire.

1.2      In addition to the training provided in Article 1.1, Boeing will provide to Customer the following training and services:

1.2.1   Flight dispatcher model specific instruction; one (1) class of six (6) students (1 aircraft); Flight dispatcher model specific instruction; two (2) classes of six (6) students (> 2 aircraft);

1.2.2   performance engineer model specific instruction in Boeing’s regularly scheduled courses; schedules are published yearly.

1.2.3   Additional Flight Operations Services:

(i)        Boeing flight crew personnel to assist in ferrying the first Aircraft to Customer’s main base;

(ii)       Instructor pilots for sixty (60) Man Days (as defined in Article 5.4, below) for revenue service training assistance (1 aircraft); Instructor pilots for ninety (90) Man Days (as defined in Article 5.4, below) for revenue service training assistance (> 2 aircraft);

(iii)      an instructor pilot to visit Customer six (6) months after revenue service training to review Customer’s flight crew operations for a two (2) week period.

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 8

If any part of the training described in this Article 1.2 is not completed by Customer within twenty-four (24) months after the delivery of the last Aircraft, Boeing will have no obligation to provide such training.

2.        Training Schedule and Curricula.

2.1      Customer and Boeing will together conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first Aircraft of a model to define and schedule the maintenance, flight training and cabin attendant training programs.  At the conclusion of each planning conference the parties will document Customer’s course selection, training schedule, and, if applicable, Training Point application and remaining Training Point balance.

2.2      Customer may also request training by written notice to Boeing identifying desired courses, dates and locations.  Within fifteen (15) days of Boeing’s receipt of such request Boeing will provide written response to Customer confirming whether the requested courses are available at the times and locations requested by Customer.

3.        Location of Training.

3.1      Boeing will conduct all flight and maintenance training at any of its or its wholly-owned subsidiaries’ training facilities equipped for the Aircraft.  Customer shall decide on the location or mix of locations for training, subject to space being available in the desired courses at the selected training facility on the dates desired. Notwithstanding the above, dispatcher and performance engineering training will only be conducted at the Boeing Seattle training campus.

3.2      If requested by Customer, Boeing will conduct the classroom portions of the maintenance and flight training (except for the dispatcher and performance engineering training courses) at a mutually acceptable alternate training site, subject to the following conditions:

3.2.1   Customer will provide acceptable classroom space, simulators (as necessary for flight training) and training equipment required to present the courses;

3.2.2   Customer will pay Boeing’s then current per diem for Boeing instructor for each day, or fraction thereof, that the instructor is away from his home location, including travel time;

3.2.3   Customer will reimburse Boeing for the actual costs of round-trip transportation for Boeing's instructors and the shipping costs of training Materials which must be shipped between the primary training facility and the alternate training site;

3.2.4   Customer will be responsible for all taxes, fees, duties, licenses, permits and similar expenses incurred by Boeing and its employees as a result of Boeing providing training at the alternate site or incurred as a result of Boeing providing revenue service training; and

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BOEING PROPRIETARY

Enclosure 8

3.2.5   those portions of training that require the use of training devices not available at the alternate site will be conducted at Boeing’s facility or at some other alternate site.  Customer will be responsible for additional expenses, if any, which result from the use of such alternate site.

4.        Training Materials.

Training Materials will be provided for each student.  Training Materials may be used only for either (i) the individual student’s reference during Boeing provided training and for review thereafter or (ii) Customer’s provision of training to individuals directly employed by the Customer.

5.        Additional Terms and Conditions.

5.1      All training will reflect an airplane configuration defined by (i) Boeing’s standard configuration specification for 787 aircraft, (ii) Boeing’s standard configuration specification for the minor model of 787 aircraft selected by Customer, and (iii) any Optional Features selected by Customer from Boeing’s standard catalog of Optional Features.  Upon Customer’s request, Boeing may provide training customized to reflect other elements of Customer’s Aircraft configuration subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.

5.2      All training will be provided in the English language.  If translation is required, Customer will provide interpreters.

5.3      Customer will be responsible for all expenses of Customer’s personnel except that in the Puget Sound region of Washington State Boeing will transport Customer’s personnel between their local lodgings and Boeing’s training facility. If Boeing determines that training will be provided in Charleston, South Carolina, Boeing will evaluate providing transportation services at that site. If in the future Boeing offers transportation services in Charleston, South Carolina, such services will be provided to Customer consistent with Boeing’s then-current policies in place regarding transportation services.

5.4      Boeing flight instructor personnel will not be required to work more than five (5) days per week, or more than eight (8) hours in any one twenty-four (24) hour period (Man Day), of which not more than five (5) hours per eight (8) hour workday will be spent in actual flying.  These foregoing restrictions will not apply to ferry assistance or revenue service training services, which will be governed by FAA rules and regulations.

5.5      Normal Line Maintenance is defined as line maintenance that Boeing might reasonably be expected to furnish for flight crew training at Boeing’s facility, and will include ground support and Aircraft storage in the open, but will not include provision of spare parts.  Boeing will provide Normal Line Maintenance services for any Aircraft while the Aircraft is used for flight crew training at Boeing’s facility in accordance with the Boeing Maintenance Plan (Boeing document D6-82076) and the Repair Station Operation and Inspection Manual (Boeing document D6-25470).  Customer will provide such services if flight crew training is conducted elsewhere.  Regardless of the location of such

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Enclosure 8

training, Customer will be responsible for providing all maintenance items (other than those included in Normal Line Maintenance) required during the training, including, but not limited to, fuel, oil, landing fees and spare parts.

5.6      If the training is based at Boeing’s facility and the Aircraft is damaged during such training, Boeing will make all necessary repairs to the Aircraft as promptly as possible.  Customer will pay Boeing’s reasonable charge, including the price of parts and materials, for making the repairs.  If Boeing’s estimated labor charge for the repair exceeds Twenty-five Thousand U.S. Dollars ($25,000), Boeing and Customer will enter into an agreement for additional services before beginning the repair work.

5.7      If the flight training is based at Boeing’s facility, several airports in the surrounding area may be used, at Boeing’s option.  Unless otherwise agreed in the flight training planning conference, it will be Customer’s responsibility to make arrangements for the use of such airports.

5.8      If Boeing agrees to make arrangements on behalf of Customer for the use of airports for flight training, Boeing will pay on Customer’s behalf any landing fees charged by any airport used in conjunction with the flight training.  At least thirty (30) days before flight training, Customer will provide Boeing an open purchase order against which Boeing will invoice Customer for any landing fees Boeing paid on Customer’s behalf.  The invoice will be submitted to Customer approximately sixty (60) days after flight training is completed, when all landing fee charges have been received and verified.  Customer will pay the invoiced amount to Boeing within thirty (30) days of the date of the invoice.

5.9      If requested by Boeing, in order to provide the flight training or ferry flight assistance, Customer will make available to Boeing an Aircraft after delivery to familiarize Boeing instructor or ferry flight crew personnel with such Aircraft.  If flight of the Aircraft is required for any Boeing instructor or ferry flight crew member to maintain an FAA license for flight proficiency or landing currency, Boeing will be responsible for the costs of fuel, oil, landing fees and spare parts attributable to that portion of the flight.

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Enclosure 8

787 CUSTOMER SUPPORT DOCUMENT

PART 2:        FIELD AND ENGINEERING SUPPORT SERVICES

1.        Field Service Representation.

Boeing will furnish field service representation to advise Customer with respect to the maintenance and operation of the Aircraft (Field Service Representatives).

1.1      Field Service representation will be available at or near Customer’s main maintenance or engineering facility beginning before the scheduled delivery month of the first Aircraft and ending twelve (12) months after delivery of the last Aircraft covered by a specific purchase agreement.

1.2      When a Field Service Representative is positioned at Customer’s facility, Customer will provide, at no charge to Boeing, suitable furnished office space and office equipment, including internet capability for electronic access of data, at the location where Boeing is providing Field Service Representatives.  As required, Customer will assist each Field Service Representative with visas, work permits, customs, mail handling, identification passes and formal introduction to local airport authorities.

1.3      Boeing’s Field Service Representatives are assigned to various airports and other locations around the world.  Whenever Customer’s Aircraft are operating through any such airport, the services of Boeing’s Field Service Representatives are available to Customer.

2.        Engineering Support Services.

2.1      Boeing will, if requested by Customer, provide technical advisory assistance from the Seattle area or at a base designated by Customer as appropriate for any Aircraft or Boeing Product (as defined in Part 1 of Exhibit C of the AGTA).  Technical advisory assistance, provided, will include:

2.1.1   Analysis of the information provided by Customer to determine the probable nature and cause of operational problems and suggestion of possible solutions.

2.1.2   Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory schedule reliability and the suggestion of possible solutions.

2.1.3   Analysis of the information provided by Customer to determine the nature and cause of unsatisfactory maintenance costs and the suggestion of possible solutions.

2.1.4   Analysis and commentary on Customer’s engineering releases relating to structural repairs not covered by Boeing’s Structural Repair Manual including those repairs requiring advanced composite structure design.

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Enclosure 8

2.1.5   Analysis and commentary on Customer’s engineering proposals for changes in, or replacement of, systems, parts, accessories or equipment manufactured to Boeing’s detailed design.  Boeing will not analyze or comment on any major structural change unless Customer’s request for such analysis and comment includes complete detailed drawings, substantiating information (including any information required by applicable government agencies), all stress or other appropriate analyses, and a specific statement from Customer of the substance of the review and the response requested.

2.1.6   Maintenance Engineering.  Boeing will provide the following Maintenance Engineering support:

2.1.6.1           Maintenance Planning Assistance.  Upon request, Boeing will provide (i) one (1) on-site visit to Customer’s main base to assist with maintenance program development and to provide consulting related to maintenance planning and (ii) one (1) on site visit to Customer's main base to assist with the development of their ETOPS maintenance program and to provide consultation related to ETOPS maintenance planning.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.6.2           GSE/Shops/Tooling Consulting.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to provide consulting and data for ground support equipment, maintenance tooling and requirements for maintenance shops.  Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.6.3           Maintenance Engineering Evaluation.  Upon request, Boeing will provide one (1) on-site visit to Customer’s main base to evaluate Customer’s maintenance and engineering organization for conformance with industry best practices. The result of which will be documented by Boeing in a maintenance engineering evaluation presentation.  Customer will be provided with a copy of the maintenance engineering evaluation presentation. Consultation with Customer will be based on ground rules and requirements information provided in advance by Customer.

2.1.7   Operations Engineering Support. Boeing will provide the following Flight Operations Engineering support:

2.1.7.1           Assistance with the analysis and preparation of performance data to be used in establishing operating practices and policies for Customer’s operation of Aircraft.

2.1.7.2           Assistance with interpretation of the minimum equipment list, the definition of the configuration deviation list and the analysis of individual Aircraft performance.

2.1.7.3           Assistance with solving operational problems associated with delivery and route-proving flights.

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Enclosure 8

2.1.7.4           Information regarding significant service items relating to Aircraft performance or flight operations.

2.1.7.5           If requested by Customer, Boeing will provide operations engineering support during the ferry flight of an Aircraft. Such support will be provided from the Puget Sound area or from an alternate location, at Boeing’s sole discretion.

2.1.7.6           Assistance in developing an Extended Twin Operations (ETOPs) plan for regulatory approval.

2.2      Boeing will, if requested by Customer, perform work on an Aircraft after delivery but prior to the initial departure flight or upon the return of the Aircraft to Boeing’s facility prior to completion of that flight.  The following conditions will apply to Boeing’s performance:

2.2.1   Boeing may rely upon the commitment authority of the Customer’s personnel requesting the work.

2.2.2   As title and risk of loss has passed to Customer, the insurance provisions of Article 8.2 of the AGTA apply.

2.2.3   The provisions of the Boeing warranty in Part 2 of Exhibit C of the AGTA apply.

2.2.4   Customer will pay Boeing for requested work not covered by the Boeing warranty, if any.

2.2.5   The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA apply.

2.3      Boeing may, at Customer’s request, provide services other than those described in Articles 2.1 and 2.2 of this Part 2 of Supplemental Exhibit CS1 for an Aircraft after delivery, which may include, but not be limited to, retrofit kit changes (kits and/or information), training, flight services, maintenance and repair of Aircraft (Additional Services).  Such Additional Services will be subject to a mutually acceptable price, schedule, scope of work and other applicable terms and conditions.  The DISCLAIMER AND RELEASE and the EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the AGTA and the insurance provisions in Article 8.2 of the AGTA will apply to any such work.  Title to and risk of loss of any such Aircraft will always remain with Customer.

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Enclosure 8

787      CUSTOMER SUPPORT DOCUMENT

PART 3:        TECHNICAL INFORMATION AND MATERIALS

1.        General.

Materials are defined as any and all items that are created by Boeing or a third party, which are provided directly or indirectly from Boeing and serve primarily to contain, convey or embody information.  Materials may include either tangible embodiments (for example, documents or drawings), or intangible embodiments (for example, software and other electronic forms) of information but excludes Aircraft Software.  Aircraft Software is defined as software that is installed on and used in the operation of the Aircraft.

Customer Information is defined as that data provided by Customer to Boeing which falls into one of the following categories:  (i) aircraft operational information (including, but not limited to, flight hours, departures, schedule reliability, engine hours, number of aircraft, aircraft registries, landings, and daily utilization and schedule interruptions for Boeing model aircraft); (ii) summary and detailed shop findings data; (iii) aircraft readiness log data; (iv) non-conformance reports; (v) line maintenance data; (vi) airplane message data; (vii) scheduled maintenance data; and (viii) service bulletin incorporation.

Upon execution by Customer of Boeing’s standard form Customer Services General Terms Agreement and Supplemental Agreement for Electronic Access and, as required, the applicable Boeing licensed software order, Boeing will provide to Customer through electronic access certain Materials to support the maintenance and operation of the Aircraft.  Such Materials will, if applicable, be prepared generally in accordance with Aerospace Industries Association Specification 1000D (S1000D) and Air Transport Association of America (ATA) iSpec 2200, entitled “Information Standards for Aviation Maintenance.”  Materials not covered by iSpec 2200 will be provided in a structure suitable for the Material’s intended use.  Materials will be in English and in the units of measure used by Boeing to manufacture an Aircraft.

2.        Materials Planning Conferences.

Customer and Boeing will conduct planning conferences approximately twelve (12) months before the scheduled delivery month of the first Aircraft in order to mutually determine (i) the Materials to be furnished to Customer in support of the Aircraft, (ii) the Customer Information to be furnished by Customer to Boeing, (iii) additional information related to certain Boeing furnished Materials, including but not limited to: delivery timing, delivery method and revision information, all of which shall be recorded in a worksheet (Document Worksheet) (iv) the update cycles of the Customer Information to be furnished to Boeing, (v) any Customer preparations necessary for Customer’s transmittal of Customer Information to Boeing, and (vi) any Customer preparations necessary for Customer’s electronic access to the Materials.

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Enclosure 8

3.        Technical Data and Maintenance Information.

Boeing will provide technical data and maintenance information equivalent to that traditionally provided in the following manuals and documents.  The format for this data and information is not yet determined in all cases.  Whenever possible Boeing will provide such data and information through electronic access or other means, both at its sole discretion.

(i)	Flight Operations Information.

Airplane Flight Manual (AFM)
Dispatch Deviation Guide (DDG)
ETOPS Guide Vol. III (Operational Guidelines and Methods)
Flight Attendant Manual (FAM)
Flight Crew Operations Manual and Quick Reference Handbook (FCOM/QRH)
Flight Crew Training Manual (FCTM)
Flight Management Computer (FMC) Supplementary Data Document
Jet Transport Performance Methods (JTPM)
Performance Engineer’s Tool (PET)
Weight and Balance Manual (Chapter 1, Control and Loading) (WBM)

(ii)	Maintenance Information.

Aircraft Maintenance Manual (Part 1) (AMM)
Systems Description Section (SDS)
Aircraft Maintenance Manual (Part 2) (AMM)
Practices and Procedures
Baggage Cargo Loading Manual (BCLM)
Boeing Component Maintenance Manual (BCMM)
Component Service Bulletins (CSB)
Engineering Design Data – Assembly and Installation Drawings
Engineering Design Data – Assembly and Installation Drawings Bill of Materials
Fault Isolation Manual (FIM)
Fault Reporting Manual (FRM)
Live Animal Carriage Document (LACD)
Maintenance Implementation Document (MID)
Power Plant Buildup Manual (except Rolls Royce)Maintenance Tips (MTIP)
Markers and Stencils

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Nondestructive Test Manual (NDT)
Profile Drawings
Remote Certification Service Bulletin
Service Bulletins (SB) a. Service Bulletin Information Notices (IN)
Service Letters (SL)
Standard Overhaul Practices Manual Chapter 20 (SOPM)
Standard Wiring Practices Manual Chapter 20 (SWPM)
Structural Repair Manual (SRM)
Systems Schematics (SSM)
Validation Copy Service Bulletin
Wiring Diagrams (WDM)

(iii)	Maintenance Planning.

Airplane Maintenance Inspection Intervals (AMII)
Configuration, Maintenance and Procedures (CMP) for ETOPS
ETOPS Guide Vol. II (Maintenance Program Guidelines)
Maintenance Planning Data (Sections 1-8) (MPD)
Maintenance Planning Data (Section 9) 787 Airworthiness Limitations (AWL)
Maintenance Planning Data (Section 9) 787 Certification Maintenance Requirements (CMR)
Maintenance Planning Data (Section 9) 787 Airworthiness Limitations - Line Number Specific (AWLLNS)
Maintenance Planning Data (Section 9) 787 Special Compliance Items (SCI)
Maintenance Review Board Report (MRBR)
Maintenance Task Cards and Index (TASK)

(iv)	Spares Information.

Illustrated Parts Catalog Data (IPD)
Product Standards Books(PSDS)

(v)	Airplane & Airport Information.

Airplane Characteristics for Airport Planning (ACAP)
Airplane Rescue and Fire Fighting Information (ARFF)
Airplane Recovery Document (ARD)
Engine Ground Handling Document (EGH)
ETOPS Guide Vol. 1 (CMP Supplement)

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Enclosure 8

GSE Tooling Drawings (3D Model, bill of Material, 2D Drawings and Drawing Notes)
Illustrated Tool and Equipment Manual (ITEM)
Maintenance Facility and Equipment Planning Document (MFEPD)
Special Tool and Ground Handling Index (IND)

(vi)	Shop Maintenance.

Component Maintenance Manual /Overhaul Manual (CMM/OHM) Index
Product Support Supplier Directory (PSSD)
Supplier’s Component Maintenance Manuals (SCMM)
Supplier Product Support and Assurance Agreements Document (Vols. 1 & 2) (PSAA)
Supplier Service Bulletins (SSB)

4.        Advance Representative Materials.

Boeing will select all advance representative Materials from available sources and whenever possible will provide them through electronic access.  Such advance Materials will be for advance planning purposes only.

5.        Customized Materials.

All customized Materials will reflect the configuration of each Aircraft as delivered.

6.        Revisions.

6.1      The schedule for updating certain Materials will be identified in the planning conference.  Such updates will reflect changes to Materials developed by Boeing.

6.2      If Boeing receives written notice that Customer intends to incorporate, or has incorporated, any Boeing service bulletin in an Aircraft, Boeing will update Materials reflecting the effects of such incorporation into such Aircraft.

7.        Supplier Technical Data.

7.1      For supplier-manufactured programmed airborne avionics components and equipment classified as Seller Furnished Equipment (SFE) which contain computer software designed and developed in accordance with Radio Technical Commission for Aeronautics Document No. RTCA/DO-178B dated December 1, 1992 (with an errata issued on March 26, 1999), or later as available, Boeing will request that each supplier of the components and equipment make software documentation available to Customer.

7.2      The provisions of this Article will not be applicable to items of BFE.

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7.3      Boeing will furnish to Customer a document identifying the terms and conditions of the product support agreements between Boeing and its suppliers requiring the suppliers to fulfill Customer’s requirements for information and services in support of the Aircraft.

8.        Buyer Furnished Equipment Data.

Boeing will incorporate BFE maintenance information into the customized Materials provided Customer makes the information available to Boeing at least six (6) months prior to the scheduled delivery month of each Aircraft.  Boeing will incorporate such BFE maintenance information into the Materials prior to delivery of each Aircraft reflecting the configuration of that Aircraft as delivered.  For BFE maintenance information provided less than six (6) months before delivery, Boeing will incorporate such BFE maintenance information at the earliest revision cycle. Upon Customer’s request, Boeing may provide update service after delivery to such information subject to the terms of Part 2, Article 2.3 relating to Additional Services.  Customer agrees to furnish all BFE maintenance information in Boeing’s standard digital format.

9.        Customer’s Shipping Address.

From time to time Boeing may furnish certain Materials or updates to Materials by means other than electronic access.  Customer will specify a single address and Customer shall promptly notify Boeing of any change to that address.  Boeing will pay the reasonable shipping costs of the Materials.  Customer is responsible for any customs clearance charges, duties, and taxes.

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787 CUSTOMER SUPPORT DOCUMENT

PART 4:        ALLEVIATION OR CESSATION OF PERFORMANCE

Boeing will not be required to provide any services, training or other things at a facility designated by Customer if any of the following conditions exist:

1.        a labor stoppage or dispute in progress involving Customer; or

2.        wars or warlike operations, riots or insurrections in the country where the facility is located; or

3.        any condition at the facility which, in the opinion of Boeing, is detrimental to the general health, welfare or safety of its personnel or their families; or

4.        the United States Government refuses permission to Boeing personnel or their families to enter into the country where the facility is located, or recommends that Boeing personnel or their families leave the country.

After the location of Boeing personnel at the facility, Boeing further reserves the right, upon the occurrence of any of such events, to immediately and without prior notice to Customer relocate its personnel and their families.

Boeing will not be required to provide any Materials at a facility designated by Customer if the United States Government refuses permission to Boeing to deliver Materials to the country where the facility is located.

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787 CUSTOMER SUPPORT DOCUMENT

PART 5:        PROTECTION OF PROPRIETARY INFORMATION AND PROPRIETARY MATERIALS

1.        General.

All Materials provided by Boeing to Customer and not covered by a Boeing CSGTA or other agreement between Boeing and Customer defining Customer’s right to use and disclose the Materials and included information will be covered by and subject to the terms of the AGTA as amended by the terms of the Purchase Agreement.  Title to all Materials containing, conveying or embodying confidential, proprietary or trade secret information (Proprietary Information) belonging to Boeing or a third party (Proprietary Materials), will at all times remain with Boeing or such third party.  Customer will treat all Proprietary Materials and all Proprietary Information in confidence and use and disclose the same only as specifically authorized in the AGTA as amended by the terms of the Purchase Agreement.

2.        License Grant.

2.1      Boeing grants to Customer a worldwide, non-exclusive, non-transferable license to use and disclose Proprietary Materials in accordance with the terms and conditions of the AGTA as amended by the terms of the Purchase Agreement.  Customer is authorized to make copies of Materials (except for Materials bearing the copyright legend of a third party), and all copies of Proprietary Materials will belong to Boeing and be treated as Proprietary Materials under the AGTA as amended by the terms of the Purchase Agreement.  Customer will preserve all proprietary legends, and all copyright notices on all Materials and insure the inclusion of those legends and notices on all copies.

2.2      Customer grants to Boeing a perpetual, world-wide, non-exclusive license to use and disclose Customer Information or derivative works thereof in Boeing data and information products and services provided indicia identifying Customer Information as originating from Customer is removed from such Customer Information.

3.        Use of Proprietary Materials and Proprietary Information.

Customer is authorized to use Proprietary Materials and Proprietary Information for the purpose of: (a) operation, maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials and Proprietary Information have been specified by Boeing and (b) development and manufacture of training devices and maintenance tools for use by Customer.

4.        Providing of Proprietary Materials to Contractors.

Customer is authorized to provide Proprietary Materials to Customer’s contractors for the sole purpose of maintenance, repair, or modification of Customer’s Aircraft for which the Proprietary Materials have been specified by Boeing.  In addition, Customer

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Enclosure 8

may provide Proprietary Materials to Customer’s contractors for the sole purpose of developing and manufacturing training devices and maintenance tools for Customer’s use.  Before providing Proprietary Materials to its contractor, Customer will first obtain a written agreement from the contractor by which the contractor agrees (a) to use the Proprietary Materials only on behalf of Customer, (b) to be bound by all of the restrictions and limitations of this Part 5, and (c) that Boeing is a third party beneficiary under the written agreement.  Customer agrees to provide copies of all such written agreements to Boeing upon request and be liable to Boeing for any breach of those agreements by a contractor.  A sample agreement acceptable to Boeing is attached as Appendix VII to the AGTA.

5.        Providing of Proprietary Materials and Proprietary Information to Regulatory Agencies.

5.1      When and to the extent required by a government regulatory agency having jurisdiction over Customer or an Aircraft, Customer is authorized to provide Proprietary Materials and to disclose Proprietary Information to the agency for use in connection with Customer’s operation, maintenance, repair, or modification of such Aircraft.  Customer agrees to take all reasonable steps to prevent the agency from making any distribution, disclosure, or additional use of the Proprietary Materials and Proprietary Information provided or disclosed.  Customer further agrees to notify Boeing immediately upon learning of any (a) distribution, disclosure, or additional use by the agency, (b) request to the agency for distribution, disclosure, or additional use, or (c) intention on the part of the agency to distribute, disclose, or make additional use of Proprietary Materials or Proprietary Information.

5.2      In the event of an Aircraft or Aircraft systems-related incident, the Customer may suspend, or block access to Customer Information pertaining to its Aircraft or fleet.  Such suspension may be for an indefinite period of time.

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Enclosure 8

787 CUSTOMER SUPPORT DOCUMENT

ATTACHMENT A

787 TRAINING POINTS MENU

787 Training Courses	Per Class Student Maximum	Total Points Per Class*
Flight
787 Pilot Transition Course	2	17
787 Pilot Shortened Transition Course (STAR)	2	9
777 to 787 Pilot Differences Course	2	6
787 Pilot Recurrent Course	2	6
787 Pilot Transition Course during Non-social Sessions**	2	15
787 Pilot Shortened Transition Course (STAR) during Non-social Sessions**	2	8
777 to 787 Pilot Differences Course during Non-social Sessions**	2	5
787 Pilot Recurrent Course during Non-social Sessions**	2	5
Additional 787 Four Hour Simulator Session (with or without Boeing instructor)	2	1
Additional 787 Ground School Training Day (with or without FTD)	2	1
Cabin Crew/Door Training
787 Cabin Safety Training (includes Exits/Door Training)	12	2
787 Emergency Exits/Doors Training Course	12	1
Maintenance
787 General Familiarization Maintenance Course (web-based)	24	1
787 General Familiarization Maintenance Course (instructor-led)	24	3
787 Operations/Handling (web-based)	24	1
787 Airframe/Powerplant/Electrical/ Avionics (B1/B2 Compliant) Systems Line & Base Maintenance Course with web based Foundation Training (Theory only training)	15	25
787 EASA Part 147 Approved B2 Electrical/Avionics Line & Base Maintenance Course (Theory only training)	15	23
787 Engine Run-Up Course	3	2
787 Aircraft Rigging Course	6	7
787 Line Maintenance Support Systems	6	10
787 Fiber Optics Course	10	4
787 Repair of Advanced Composite Structures for Technicians Course	8	10
787 Composite Repair & Design for Engineers	8	10
787 Composite Repair for Inspectors	8	4

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Generic Training Courses
Composite/Metal Bond Part I - Introduction to Advanced Composite Materials and Metal Bond Repair	12	4
Composite/Metal Bond Part II - Basic Composite Repair for Technicians	12	5
Composite/Metal Bond Part III - Advanced Composite Component Repair	12	9
Composite/Metal Bond Part IV - Advanced Composite Repair for Technicians	12	5
Composite/Metal Bond Part V - Metal Bond Repair for Technicians	12	5
Repair of Advanced Composite Structures for Engineers	20	5
Composite Repair Design with Practical Application	12	10

Generic Training Courses
Corrosion Prevention & Control Course	10	4
Composite/Metal Bond Part I - Introduction to Advanced Composite Materials and Metal Bond Repair	12	4
Composite/Metal Bond Part II - Basic Composite Repair for Technicians	12	5
Composite/Metal Bond Part III - Advanced Composite Component Repair	12	9
Composite/Metal Bond Part IV - Advanced Composite Repair for Technicians	12	5
Composite/Metal Bond Part V - Metal Bond Repair for Technicians	12	5
Repair of Advanced Composite Structures for Engineers	20	5
Composite Repair Design with Practical Application	12	10

CBT Products	For Customer’s Internal Use Only CBT License
Flight
4 points/crew first year + 2 points/crew each additional year for 4 years
Or
Initial Transition CBT	72 points first year + 22 points each additional year for 4 years - unlimited use
3 points/crew first year + 1 point/crew each additional year for 4 years
Or
STAR CBT	54 points first year + 19 points each additional year for 4 years unlimited use
787 Cabin Safety Training CBT	20 points first year + 3 points each additional year for 4 years unlimited use
Maintenance
Line and Base Systems CBT (excludes Line Oriented Scenarios)	410 points per year for unlimited use

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*Points per Class are based upon training conducted according to the standard Boeing training course.  Extended or modified courses will require point adjustment to reflect altered work statement or duration.

**Non-social Sessions are those in which any part of the session falls between midnight and 06:00 A.M. local time.  To qualify for this discount all simulator sessions for a given course must be scheduled as Non-social Sessions.

***The courses and products listed in this Attachment A are subject to change from time to time as new courses are added and courses are removed. Boeing reserves the right to change course offering at its own discretion.

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Enclosure 9

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104720R6

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Advance Payment Matters

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03659-LA-1104720R5 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

The Purchase Agreement incorporates the terms and conditions of HAZ-AGTA (AGTA) between Boeing and Customer.  This Letter Agreement modifies certain terms and conditions of the AGTA with respect to the Aircraft.

1.        Alternative Fixed Advance Payment Schedule.

1.1      Notwithstanding the Aircraft advance payment schedule provided in Table 1 of the Purchase Agreement Customer may elect to pay an alternative fixed advance payment schedule for the respective Aircraft, as set forth in the table below (Alternative Fixed Advance Payment Schedule).

1.2      Alternative Fixed Advance Payment Schedule – 787-9 Block A Aircraft. [*]

1.3      Alternative Fixed Advance Payment Schedule – 787-9 Block B Aircraft. [*]

1.4      Alternative Fixed Advance Payment Schedule – 787-9 Block C, 787-9 Block D Aircraft, and 787-9 Block E Aircraft. [*]

1.4.1         [*]

1.5      Alternative Fixed Advance Payment Schedule – 787-10 Block A Aircraft [*]

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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1.6      [*]

2.        [*]

3.        [*]

4.        [*]

5.        Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

6.        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer’s taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 9

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 6, 2018

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

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BOEING PROPRIETARY

Enclosure 10

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1104730R5

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	Model 787 Open Configuration Matters

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9, and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03659-LA-1104730R4 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.        [*]

2.        Aircraft Configuration.

2.1      Initial Configuration.  The initial configuration of Customer's Model 787-9 Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev D, dated April 27, 2011 for the 787-9 Block A Aircraft, and Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev. J, dated May 17, 2013 for the 787-9 Block B Aircraft.  The initial configuration for the 787-10 Block A Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev. J dated May 17, 2013, as supplemented by General Description document 787B1-3806 Rev. E dated May 10, 2013.  The initial configuration of Customer's Model 787-9 Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev O, dated September 5, 2014 for the 787-9 Block C Aircraft.  The initial configuration of Customer's Model 787-9 Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev S, dated December 11, 2015 for the 787-9 Block D Aircraft. The initial configuration of Customer's Model 787-9 Aircraft has been defined by Boeing Model 787 Airplane Configuration Specification document 787B1-4102 Rev V, dated November 10, 2017 for the 787-9 Block E Aircraft. Given the long period of time between Purchase Agreement signing and delivery of the first Aircraft, the final configuration of the Customer’s Aircraft has not yet been defined.

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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2.2      Final Configuration Schedule.  Customer and Boeing hereby agree to complete the configuration of the Aircraft using the then current Model 787 Airplane Configuration Specification document and selections from the then current 787 Airplane Descriptions and Selections document (Final Configuration) in accordance with the following schedule:

2.2.1   Subject to the provisions of Article 2.2.2, below, Final Configuration shall be completed no later than [*] prior to delivery of the first Aircraft.

2.2.2   If Customer wishes to include installation of Customer’s BFE premium class seats in the configuration of the Aircraft, Customer shall give written notice to Boeing by the lead times identified in Supplemental Exhibit BFE1 to the Purchase Agreement.

2.2.2.1           If requested by Customer, Boeing will provide a list of offerable BFE premium seat suppliers and previously certified seat models to support Customer’s selection in paragraph 2.2.2 above.

2.2.2.2           Should Customer elect to install a follow-on configuration that includes BFE premium class seat in the configuration of the Aircraft that (i) has been previously certified on another 787 aircraft or (ii) has minor changes from a previous certified seat, Boeing agrees to work with Customer to evaluate offerability of such seat program and to work towards reducing Boeing’s charges for such seat program.

2.2.2.3           In the event, Customer’s timing to secure a lessee for the Aircraft does not afford Customer the ability to comply with the BFE premium class seat lead times set forth in Supplemental Exhibit BFE1 to the Purchase Agreement, Boeing will make reasonable efforts to work with Customer to shorten the lead times [*], based on the BFE premium class seat configuration (reference paragraph 2.2.2.2 above) and Boeing’s then-current lead time criteria.  If Boeing determines that a BFE Seat Selection Lead Time of less than thirty (30) months before delivery is sufficient, Boeing will promptly notify Customer of the reduced lead time and such notice will incorporate the new lead time requirements into the Purchase Agreement.

2.2.2.4           Boeing agrees to maintain current offerings of premium seat suppliers in the 787 Airplane Descriptions and Selections (AD&S) document. A premium seat supplier in this paragraph 2.2.2.4 shall mean a supplier for a premium economy, business / first class seat in the AD&S. To demonstrate this commitment, Boeing will strive to maintain at least two (2) preferred premium class seats for each offering (premium economy and business / first class seat) in the AD&S at all times.  For purposes of this Purchase Agreement, a preferred premium class seat (Preferred Premium Class Seat) is:

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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(i)        for an existing AD&S premium seat selection, a premium seat that, at the BFE Seat Selection Time, has been purchased by another customer and is comparable to a premium seat selection that has been certified for in-sequence production installation on modern twin-aisle aircraft available for delivery in the same timeframe as Customer’s Aircraft; or

(ii)       for a relatively new offering by Boeing that has not been purchased by another customer at the BFE Seat Selection Time, such premium seat will be considered a Preferred Premium Class Seat if it is being actively evaluated in the marketplace for 787 configurations and/or is comparable to a premium seat selection that has been certified for in-sequence production installation on modern twin-aisle aircraft available for delivery in the same timeframe as Customer’s Aircraft.

The determination of a Preferred Premium Class Seat will be made by Boeing and Customer working together in good faith. In the event Boeing and Customer determine that Boeing does not have two Preferred Premium Class Seat selections available at the BFE Seat Selection Time, but Customer elects to pursue a premium seat solution which utilizes an existing catalog offering with configuration changes from a previously certified seat, Customer will pay Boeing’s charges for such seat program based upon Boeing’s level of effort required to support the program. If Boeing does not have two Preferred Premium Class Seat selections available at the BFE Seat Selection Time and Customer elects to pursue a new BFE premium seat program, Boeing will agree to waive the then-current AD&S option charge for a BFE premium seat installation. Boeing’s commitment herein shall not exceed waiver of [*] BFE premium seat installation option charges in total for the [*] Aircraft listed in Table 1 to the Purchase Agreement.

2.3      [*]

2.4      Additional Configuration Matters for 787-9 Block C Aircraft.

2.4.1   Notwithstanding Article 2.2.1 above, Boeing and Customer will use reasonable commercial efforts to complete the Final Configuration for the 787-9 Block C Aircraft as soon as practical following the execution of Supplemental Agreement No. 6 to the Purchase Agreement and in accordance with the following schedule:

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 10

Category C Vendor Selection – [*]

Initial Configuration Meetings – [*]

Engine Selection – [*]

Final Configuration Meeting – [*]

Customer Configuration Acceptance – [*]

2.4.2   All optional features for the 787-9 Block C Aircraft will be selected from Boeing’s 787 Standard Selections catalog.

2.4.3   Business class seat selection and configuration for the 787-9 Block C Aircraft will be as agreed with [*] during meetings with Boeing and Customer and includes [*].  Boeing and Customer agree to work together in support of the seat development program to minimize any disruptions, unplanned events or delays.  In the event of a supplier non-performance, [*]; and

2.4.4   [*].  Boeing and Customer agree to work together in support of the seat development program to minimize any disruptions, unplanned events or delays.  In the event of a supplier non-performance, [*].

3.        Amendment of the Purchase Agreement.

Within thirty (30) days following Final Configuration Boeing and Customer will execute a written amendment to the Purchase Agreement which will reflect the following:

3.1      changes applicable to the basic Model 787 aircraft which are developed by Boeing between the date of signing of the Purchase Agreement and date of Final Configuration (Baseline Changes);

3.2      incorporation into Exhibit A of the Purchase Agreement of those optional features which have been agreed to by Customer and Boeing (Customer Configuration Changes).  [*];

3.3      revisions to the Performance Guarantees to reflect the effects, if any, on Aircraft performance of the incorporation of the Customer Configuration Changes;

3.4      changes to the Optional Features Prices, Aircraft Basic Price and the Advance Payment Base Price of the Aircraft to adjust for the difference, if any, between the prices estimated in Table 1 of the Purchase Agreement for optional features reflected in the Aircraft Basic Price and the actual prices of the optional features reflected in the Customer Configuration Changes; and

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 10

3.5      changes to the Advance Payment Base Price of the Aircraft to adjust for the difference between the estimated amount included in Table 1 of the Purchase Agreement for In-Flight Entertainment (IFE) and the price of the IFE reflected in the Customer Configuration Changes.

4.        Other Letter Agreements.

Boeing and Customer acknowledge that as the definition of the Aircraft progresses, there may be a need to execute letter agreements addressing one or more of the following subjects:

4.1      Software.  Additional provisions relating to software.

4.2      In-Flight Entertainment (IFE) and/or Buyer Furnished Equipment (BFE).  Provisions relating to the terms under which Boeing may offer or install IFE and/or BFE in the Aircraft.

5.        Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 5), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 5.  Customer shall be fully responsible to Boeing for compliance with such obligations.

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Enclosure 10

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 6, 2018

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

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BOEING PROPRIETARY

Enclosure 11

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1301081R1

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:         Special Matters – 787-10 Block A Aircraft

Reference:    Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03659-LA-1301081 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.  This Letter Agreement applies only to [*].

1.         Credit Memoranda.

1.1      Basic Credit Memorandum. At the time of delivery of each 787-10 Block A Aircraft, Boeing will issue to Customer a Basic Credit Memorandum in the amount of [*].

1.2      Leasing Credit Memorandum. Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who is/are in the commercial airline business as aircraft operator(s).  As an incentive for and in consideration of Customer entering into a lease for the 787-10 Block A Aircraft prior to delivery of the 787-10 Block A Aircraft to be leased, in accordance with the requirements set forth in the Purchase Agreement, Boeing will issue to Customer a Leasing Credit Memorandum in the amount of [*]. Under no circumstances will Customer be permitted to assign this Leasing Credit Memorandum.

1.3       [*]

1.4       [*]

1.5       [*]

1.6       [*]

1.7       [*]

1.8       [*]

*       Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301081R1	SA-10
Special Matters – 787-10 Block A Aircraft	LA Page 1

BOEING PROPRIETARY

Enclosure 11

1.9       [*]

1.10     [*]

1.11     [*]

2.         Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] and will be escalated to the scheduled month of the respective 787-10 Block A Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft.  The Credit Memoranda may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

3.                     [*]

4.                     [*]

5.                     [*]

6.                     [*]

7.                     [*]

8.                     [*]

9.                     [*]

10.                   Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 9), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 9.  Customer shall be fully responsible to Boeing for compliance with such obligations.

*         Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1301081R1	SA-10
Special Matters – 787-10 Block A Aircraft	LA Page 2

BOEING PROPRIETARY

Enclosure 11

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 6, 2018

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

HAZ-PA-03659-LA-1301081R1	SA-10
Special Matters – 787-10 Block A Aircraft	LA Page 3

BOEING PROPRIETARY

Enclosure 12

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-3659-LA-1300864R3

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:	Aircraft Performance Guarantees – 787-9 Block B, Block C, Block D, and Block E Aircraft

Reference:	Purchase Agreement No. PA-3659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 aircraft (Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-3659-LA-1300864R2 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment which are applicable to the Aircraft shown in Table 1B, Table 1D, Table 1E, and Table 1F (the 787-9 Block B, C, D, and E Aircraft).  These guarantees are exclusive and expire upon delivery of the 787-9 Block B, C, D, and E Aircraft to Customer.

1.        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and leasing the Aircraft and cannot be assigned in whole or, in part.

2.        Disclosure of Performance Guarantees to Lessee.

The information contained herein represents confidential business information and has value precisely because it is not available generally or to other parties. Customer will limit the disclosure of its contents to employees of Customer with a need to know the contents for purposes of helping Customer perform its obligations under the Purchase Agreement and who understand they are not to disclose its contents to any other person or entity without the prior written consent of Boeing. Customer may, however, share the performance guarantees with a Lessee of Customer who has entered into a letter of intent to lease from Customer the Aircraft for which the performance guarantee applies and who has agreed not to disclose the information to others pursuant to an appropriate confidentiality agreement.

HAZ-PA-3659-LA-1300864R3	SA-10
Performance Guarantees – 787-9 Block B, C, D, and E Aircraft	LA Page 1

BOEING PROPRIETARY

Enclosure 12

3.        Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 3), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 3.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 6, 2018

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

HAZ-PA-3659-LA-1300864R3	SA-10
Performance Guarantees – 787-9 Block B, C, D, and E Aircraft	LA Page 2

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

GEnx [*] Engines

MODEL 787‑9 PERFORMANCE GUARANTEES

FOR AIR LEASE CORPORATION

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY
2	FLIGHT PERFORMANCE
3	AIRCRAFT CONFIGURATION
4	GUARANTEE CONDITIONS
5	GUARANTEE COMPLIANCE
6	EXCLUSIVE GUARANTEES

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

GEnx [*] Engines

1                    AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 787‑9 Aircraft with a maximum takeoff weight of [*], a maximum landing weight of [*], and a maximum zero fuel weight of [*], and equipped with Boeing furnished GEnx‑[*] engines.

2                    FLIGHT PERFORMANCE

2.1                 Mission

2.1.1              Mission Block Fuel

The block fuel for a stage length of [*] nautical miles in still air with a [*] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[*] Pounds
TOLERANCE:	[*] Pounds
GUARANTEE:	[*] Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi‑out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi‑in.
Takeoff:	The airport altitude is sea level.
The takeoff gross weight is not limited by the airport conditions.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight shall conform to FAA Regulations.

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

GEnx [*] Engines

Climbout Maneuver:	[*]
Climb:	[*]
[*]
[*]
[*]
The temperature is standard day during climb.
Maximum climb thrust is used during climb.
[*]	[*]
[*]
[*]
[*]
[*]
[*]	[*]
[*]
[*]
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
The destination airport altitude is a sea level airport.
Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

GEnx [*] Engines

Taxi‑Out:
Fuel [*] Pounds
Takeoff and Climbout Maneuver:
Fuel [*] Pounds
Distance [*] Nautical Miles
Approach and Landing Maneuver:
Fuel [*] Pounds
Taxi‑In (shall be consumed from the reserve fuel):
Fuel [*] Pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds
[*]

2.1.2              Mission Range

The still air range with a [*] pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*] Nautical Miles
TOLERANCE:	[*] Nautical Miles
GUARANTEE:	[*] Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is sea level.
The takeoff gross weight is not limited by the airport conditions.
Maximum takeoff thrust is used for the takeoff.

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

GEnx [*] Engines

The takeoff gross weight shall conform to FAA Regulations.
Climbout Maneuver:	[*]
Climb:	[*]
[*]
[*]
[*]
The temperature is standard day during climb.
Maximum climb thrust is used during climb.
[*]	[*]
[*]
[*]
[*]
[*]
[*]	[*]
[*]
[*]
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
The destination airport altitude is a sea level airport.

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

GEnx [*] Engines

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:
Taxi‑Out:
Fuel [*] Pounds
Takeoff and Climbout Maneuver:
Fuel [*] Pounds
Distance [*] Nautical Miles
Approach and Landing Maneuver:
Fuel [*] Pounds
Taxi‑In (shall be consumed from the reserve fuel):
Fuel [*] Pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds
[*]

2.1.3              Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.4 is the basis for the mission guarantees of Paragraphs 2.1.1 and 2.1.2.

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

GEnx [*] Engines

2.1.4              787‑9  Weight Summary ‑ ALC

Pounds

Standard Model Specification MEW	[*]
787 Airplane Configuration Specification 787B1‑4102 Rev H, dated January 31, 2013

[*]
GEnx Engines
[*]
[*]

Changes for ALC*
Interior Change to [*] Passengers [*]	[*]
Reference LOPA [*]
Selected MTW: [*]	[*]
[*]	[*]
[*]	[*]
Customer Options Allowance	[*]
ALC Manufacturer's Empty Weight (MEW)	[*]

Standard and Operational Items Allowance (Paragraph 2.1.5)	[*]

ALC Operational Empty Weight (OEW)	[*]

	Quantity	Pounds	Pounds

Seat Weight Included*			[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]
[*]	[*]	[*]

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

GEnx [*] Engines

2.1.5              Standard and Operational Items Allowance

	Qty	lb	lb	lb

Standard Items Allowance				[*]

Unusable Fuel			[*]
Oil			[*]
Oxygen Equipment			[*]
Portable Oxygen Bottles	[*]	[*]
Miscellaneous Equipment			[*]
First Aid Kits	[*]	[*]
Crash Axe	[*]	[*]
Megaphones	[*]	[*]
Flashlights @ C/A Sta.	[*]	[*]
Smoke Goggles	[*]	[*]
Smoke Hoods	[*]	[*]
Galley Structure & Fixed Inserts [*]			[*]
Operational Items Allowance				[*]

Crew and Crew Baggage			[*]
Flight Crew [*]	[*]	[*]
Cabin Crew [*]	[*]	[*]
Baggage [*]	[*]	[*]
Flight Crew Briefcase [*]	[*]	[*]
Catering Allowance & Removable Inserts: 2 Meal Service			[*]
First Class	[*]	[*]
Business Class	[*]	[*]
Economy Class	[*]	[*]
Passenger Service Equipment [*]			[*]
[*]			[*]
Waste Tank Disinfectant			[*]
Emergency Equipment (Includes Over Water Equip.)			[*]
Slide Rafts: Main Entry	[*]	[*]
Life Vests	[*]	[*]
Locator Transmitter	[*]	[*]
Cargo System			[*]
[*]		[*]

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

GEnx [*] Engines

[*]	[*]
Total Standard and Operational Items Allowance		[*]

3                    AIRCRAFT CONFIGURATION

3.1                 The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1‑4102, Revision H, "787 Airplane Configuration Specification", dated January 31, [*].

3.2                 The specified payload of the Paragraph 2.1.1 block fuel guarantee and the specified payload of the Paragraph 2.1.2 range guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)    Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)    The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

4                    GUARANTEE CONDITIONS

4.1                 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                 The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25‑1 through 25‑117, subject to the approval of the Federal Aviation Administration.

4.3                 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

GEnx [*] Engines

4.4                 The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no clearway or stopway, 235 mph tires, with anti‑skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified.  The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti‑icing turned off and the Auxiliary Power Unit (APU) turned off unless otherwise specified.  The improved climb performance procedure will be used for takeoff as required.

4.5                 [*]

4.6                 [*]

4.7                 Performance, where applicable, is based on [*].

5                    GUARANTEE COMPLIANCE

5.1                 Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2                 Compliance with the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787‑9.

5.3                 Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4                 The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03‑60‑00 of the Detail Specification.

5.5                 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

GEnx [*] Engines

5.6                 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

6                    EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
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BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

Trent [*] Engines

MODEL 787‑9 PERFORMANCE GUARANTEES

FOR AIR LEASE CORPORATION

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY
2	FLIGHT PERFORMANCE
3	AIRCRAFT CONFIGURATION
4	GUARANTEE CONDITIONS
5	GUARANTEE COMPLIANCE
6	EXCLUSIVE GUARANTEES

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

Trent [*] Engines

1                    AIRCRAFT MODEL APPLICABILITY

The guarantees contained in this Attachment (the "Performance Guarantees") are applicable to the 787‑9 Aircraft with a maximum takeoff weight of [*], a maximum landing weight of [*], and a maximum zero fuel weight of [*], and equipped with Boeing furnished Trent [*] engines.

2                    FLIGHT PERFORMANCE

2.1                 Mission

2.1.1              Mission Block Fuel

The block fuel for a stage length of [*] nautical miles in still air with a [*] pound payload using the conditions and operating rules defined below, shall not be more than the following guarantee value:

NOMINAL:	[*] Pounds
TOLERANCE:	[*] Pounds
GUARANTEE:	[*] Pounds

Conditions and operating rules:

Stage Length:	The stage length is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Block Fuel:	The block fuel is defined as the sum of the fuel used for taxi‑out, takeoff and climbout maneuver, climb, cruise, descent, approach and landing maneuver, and taxi‑in.
Takeoff:	The airport altitude is sea level.
The takeoff gross weight is not limited by the airport conditions.
Maximum takeoff thrust is used for the takeoff.
The takeoff gross weight shall conform to FAA Regulations.

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

Trent [*] Engines

Climbout Maneuver:	[*]
Climb:	[*]
[*]
[*]
[*]
The temperature is standard day during climb.
Maximum climb thrust is used during climb.
[*]	[*]
[*]
[*]
[*]
[*]
[*]	[*]
[*]
[*]
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
The destination airport altitude is a sea level airport.
Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

Trent [*] Engines

Taxi‑Out:
Fuel [*] Pounds
Takeoff and Climbout Maneuver:
Fuel [*] Pounds
Distance [*] Nautical Miles
Approach and Landing Maneuver:
Fuel [*] Pounds
Taxi‑In (shall be consumed from the reserve fuel):
Fuel [*] Pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds
[*]

2.1.2              Mission Range

The still air range with a [*] pound payload using the conditions and operating rules defined below, shall not be less than the following guarantee value:

NOMINAL:	[*] Nautical Miles
TOLERANCE:	[*] Nautical Miles
GUARANTEE:	[*] Nautical Miles

Conditions and operating rules:

Still Air Range:	The still air range is defined as the sum of the distances for the climbout maneuver, climb, cruise, and descent.
Takeoff:	The airport altitude is sea level.
The takeoff gross weight is not limited by the airport conditions.
Maximum takeoff thrust is used for the takeoff.

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

Trent [*] Engines

The takeoff gross weight shall conform to FAA Regulations.
Climbout Maneuver:	[*]
Climb:	[*]
[*]
[*]
[*]
The temperature is standard day during climb.
Maximum climb thrust is used during climb.
[*]	[*]
[*]
[*]
[*]
[*]
[*]:	[*]
[*]
[*]
Approach and Landing Maneuver:	The Aircraft decelerates to the final approach speed while extending landing gear and flaps, then descends and lands.
The destination airport altitude is a sea level airport.

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

Trent [*] Engines

Fixed Allowances:	For the purpose of this guarantee and for the purpose of establishing compliance with this guarantee, the following shall be used as fixed quantities and allowances:
Taxi‑Out:
Fuel [*] Pounds
Takeoff and Climbout Maneuver:
Fuel [*] Pounds
Distance [*] Nautical Miles
Approach and Landing Maneuver:
Fuel [*] Pounds
Taxi‑In (shall be consumed from the reserve fuel):
Fuel [*] Pounds
Usable reserve fuel remaining upon completion of the approach and landing maneuver: [*] Pounds
[*]

2.1.3              Operational Empty Weight Basis

The Operational Empty Weight (OEW) derived in Paragraph 2.1.4 is the basis for the mission guarantees of Paragraphs 2.1.1 and 2.1.2.

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

Trent [*] Engines

2.1.4              787‑9  Weight Summary ‑ ALC

Pounds

Standard Model Specification MEW	[*]
787 Airplane Configuration Specification 787B1‑4102 Rev H, dated January 31, 2013

[*]
Trent [*] Engines
[*]
[*]

Changes for ALC*
Interior Change to [*] Passengers [*]	[*]
Reference LOPA [*]
Selected MTW: [*]	[*]
[*]	[*]
[*]	[*]
Customer Options Allowance	[*]
ALC Manufacturer's Empty Weight (MEW)	[*]

Standard and Operational Items Allowance (Paragraph 2.1.5)	[*]

ALC Operational Empty Weight (OEW)	[*]

	Quantity	Pounds	Pounds

Seat Weight Included*			[*]

[*]	[*]	[*]

[*]	[*]	[*]

[*]	[*]	[*]
[*]	[*]	[*]

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

Trent [*] Engines

2.1.5              Standard and Operational Items Allowance

	Qty	lb	lb	lb

Standard Items Allowance				[*]

Unusable Fuel			[*]
Oil			[*]
Oxygen Equipment			[*]
Portable Oxygen Bottles	[*]	[*]
Miscellaneous Equipment			[*]
First Aid Kits	[*]	[*]
Crash Axe	[*]	[*]
Megaphones	[*]	[*]
Flashlights @ C/A Sta.	[*]	[*]
Smoke Goggles	[*]	[*]
Smoke Hoods	[*]	[*]
Galley Structure & Fixed Inserts [*]			[*]
Operational Items Allowance				[*]

Crew and Crew Baggage			[*]
Flight Crew [*]	[*]	[*]
Cabin Crew [*]	[*]	[*]
Baggage [*]	[*]	[*]
Flight Crew Briefcase [*]	[*]	[*]
Catering Allowance & Removable Inserts: 2 Meal Service			[*]
First Class	[*]	[*]
Business Class	[*]	[*]
Economy Class	[*]	[*]
Passenger Service Equipment [*]			[*]
[*]			[*]
Waste Tank Disinfectant			[*]
Emergency Equipment (Includes Over Water Equip.)			[*]
Slide Rafts: Main Entry	[*]	[*]
Life Vests	[*]	[*]
Locator Transmitter	[*]	[*]
Cargo System			[*]
[*]		[*]
[*]		[*]
Total Standard and Operational Items Allowance				[*]

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

Trent [*] Engines

3                    AIRCRAFT CONFIGURATION

3.1                The guarantees contained in this Attachment are based on the Aircraft configuration as defined in Boeing Document 787B1‑4102, Revision H, "787 Airplane Configuration Specification", dated January 31, [*].

3.2                The specified payload of the Paragraph 2.1.1 block fuel guarantee and the specified payload of the Paragraph 2.1.2 range guarantee will be adjusted by Boeing for the effect of the following on OEW in its evidence of compliance with the guarantees:

(1)    Changes to the Detail Specification or any other changes mutually agreed upon between the Customer and Boeing or otherwise allowed by the Purchase Agreement.

(2)    The difference between the seat weight allowances to be incorporated into the Detail Specification and the actual weights.

4                    GUARANTEE CONDITIONS

4.1                 All guaranteed performance data are based on the International Standard Atmosphere (ISA) and specified variations therefrom; altitudes are pressure altitudes.

4.2                 The Federal Aviation Administration (FAA) regulations referred to in this Attachment are, unless otherwise specified, Code of Federal Regulations 14, Part 25 amended by Amendments 25‑1 through 25‑117, subject to the approval of the Federal Aviation Administration.

4.3                 In the event a change is made to any law, governmental regulation or requirement, or in the interpretation of any such law, governmental regulation or requirement that affects the certification basis for the Aircraft as described in Paragraph 4.2, and as a result thereof, a change is made to the configuration and/or the performance of the Aircraft in order to obtain certification, the guarantees set forth in this Attachment shall be appropriately modified to reflect any such change.

4.4                 The takeoff portion of the mission guarantees are based on hard surface, level and dry runways with no wind or obstacles, no

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

Trent [*] Engines

clearway or stopway, 235 mph tires, with anti‑skid operative, and with the Aircraft center of gravity at the most forward limit unless otherwise specified.  The takeoff performance is based on engine power extraction for normal operation of the air conditioning with thermal anti‑icing turned off and the Auxiliary Power Unit (APU) turned off unless otherwise specified.  The improved climb performance procedure will be used for takeoff as required.

4.5                 [*]

4.6                 [*]

4.7                 Performance, where applicable, is based on a [*].

5                    GUARANTEE COMPLIANCE

5.1                 Compliance with the guarantees of Section 2 shall be based on the conditions specified in those sections, the Aircraft configuration of Section 3 and the guarantee conditions of Section 4.

5.2                 Compliance with the takeoff portion of the mission guarantee shall be based on the FAA approved Airplane Flight Manual for the Model 787‑9.

5.3                 Compliance with the climb, cruise and descent portions of the mission guarantees shall be established by calculations based on flight test data obtained from an aircraft in a configuration similar to that defined by the Detail Specification.

5.4                 The OEW used for compliance with the mission guarantees shall be the actual MEW plus the Standard and Operational Items Allowance in Paragraph 03‑60‑00 of the Detail Specification.

5.5                 The data derived from tests shall be adjusted as required by conventional methods of correction, interpolation or extrapolation in accordance with established engineering practices to show compliance with these guarantees.

5.6                 Compliance shall be based on the performance of the airframe and engines in combination, and shall not be contingent on the engine meeting its manufacturer's performance specification.

*        Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Attachment to Letter Agreement

No. HAZ PA 3659 LA 1300864R3

Trent [*] Engines

6                    EXCLUSIVE GUARANTEES

The only performance guarantees applicable to the Aircraft are those set forth in this Attachment.

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

P.A. No. 3659
AERO-B-BBA4-M13-0372A	SS18-0422

BOEING PROPRIETARY

Enclosure 13

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1301080R4

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:	Special Matters – 787-9 Blocks B, C, D, and E Aircraft

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement) cancels and supersedes letter agreement HAZ-PA-03659-LA-1301080R3 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement. This Letter Agreement applies only to [*].

1.        Credit Memoranda.

1.1     Basic Credit Memorandum.  At the time of delivery of each 787-9 Aircraft, Boeing will issue to Customer a Basic Credit Memorandum in the following amount:

Applicable Aircraft	Amount (U.S. Dollars)	Base Year
787-9 Block B Aircraft	[*]	[*]
787-9 Block C Aircraft	[*]	[*]
787-9 Block D Aircraft	[*]	[*]
787-9 Block E Aircraft	[*]	[*]

1.2     Leasing Credit Memorandum.  Customer expressly intends to lease the Aircraft to a third party or parties (Lessee or Lessees) who is/are in the commercial airline business as aircraft operator(s).  As an incentive for and in consideration of Customer entering into a lease for the 787-9 Aircraft prior to delivery of the 787-9 Aircraft to be leased, in accordance with the requirements set forth in the Purchase Agreement, Boeing will issue to Customer a Leasing Credit Memorandum, which under no circumstances may be assigned, in the following amount:

Applicable Aircraft	Amount (U.S. Dollars)	Base Year
787-9 Block B Aircraft	[*]	[*]
787-9 Block C Aircraft	[*]	[*]
787-9 Block D Aircraft	[*]	[*]
787-9 Block E Aircraft	[*]	[*]

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 13

1.3     [*]

1.4     [*]

1.5     [*]

1.6     [*]

1.7     [*]

1.8     [*]

1.9     [*]

1.10   [*]

1.11   [*]

1.12   [*]

1.13   [*]

1.14   [*]

1.15   [*]

1.16   [*]

2.        Escalation of Credit Memoranda.

Unless otherwise noted, the amounts of the Credit Memoranda stated in [*] and will be escalated to the scheduled month of the respective 787-9 Block B, C, D, and E Aircraft delivery pursuant to the Airframe Escalation formula set forth in the Purchase Agreement applicable to the Aircraft.  The Credit Memoranda are stated in U.S. Dollars and may, at the election of Customer, be (i) applied against the Aircraft Price of the respective Aircraft at the time of delivery, or (ii) used for the purchase of other Boeing goods and services (but shall not be applied to advance payments).

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 13

3.        [*]

4.        [*]

5.        [*]

6.        [*]

7.        [*]

8.        Confidentiality.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 8), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 8.  Customer shall be fully responsible to Boeing for compliance with such obligations.

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 13

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 6, 2018

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

HAZ-PA-03659-LA-1301080R4	SA-10
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BOEING PROPRIETARY

Enclosure 14

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1302043R1

Air Lease Corporation

1000 Avenue of the Stars

Los Angeles, California 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

This letter agreement (Letter Agreement)  cancels and supersedes letter agreement HAZ-PA-03659-LA-1302043 and amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

[*]

1.        [*]

2.        [*]

3.        [*]

4.        [*]

5.        [*]

6.        [*]

7.        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery and cannot be assigned in whole or in part.

8.        Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (i) its directors and officers, (ii)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1302043R1	SA-10
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BOEING PROPRIETARY

Enclosure 14

to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7), without the prior written consent of Boeing and (iii) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date:	August 6, 2018

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1302043R1	SA-10
[*]	LA Page 2

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Enclosure 15

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

HAZ-PA-03659-LA-1805142

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, CA 90067

Subject:	[*]

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to 787-9 Block E Aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

1.        [*]

2.        [*]

3.        [*]

4.        [*]

5.        Assignment.

Notwithstanding any other provisions of the Purchase Agreement, the rights and obligations described in this Letter Agreement are provided to Customer in consideration of Customer taking title to the Aircraft at the time of delivery leasing the Aircraft to commercial operators and cannot be assigned in whole or, in part.

6.        Confidential Treatment.

Customer understands and agrees that the information contained herein represents confidential business information of Boeing and has value precisely because it is not available generally or to other parties.  Customer agrees to limit the disclosure of its contents to (a) its directors and officers, (b)  employees of Customer with a need to know the contents for performing its obligations (including, without limitation, those employees performing accounting, finance, administration and other functions necessary to finance and purchase, deliver or lease the Aircraft) and who understand they are not to disclose its contents to any other person or entity (other than those to whom disclosure is permitted by this paragraph 7), without the prior written consent of Boeing and (c) any auditors, financial advisors, attorneys and independent contractors of Customer who have a need to know such information and have signed a confidentiality agreement in the same

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1805142	SA-10
[*]	Page 1

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Enclosure 15

form and substance similar to this paragraph 7.  Customer shall be fully responsible to Boeing for compliance with such obligations.

Very truly yours,

THE BOEING COMPANY

By	/s/ Michael Lombardi

Its	Attorney-in-fact

ACCEPTED AND AGREED TO this

Date:	August 6, 2018

AIR LEASE CORPORATION

By	/s/ John L. Plueger

Its	CEO & President

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1805142	SA-10
[*]	Page 2

BOEING PROPRIETARY

Enclosure 14

Attachment A to Letter Agreement HAZ-PA-03659-LA-1805142

[*]

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1805142	SA-10
[*]	Attachment A Page 1

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Enclosure 14

Attachment B to Letter Agreement HAZ-PA-03659-LA-1805142

[*]

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

HAZ-PA-03659-LA-1805142	SA-10
[*]	Attachment B Page 1

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124 2207

HAZ-PA-3659-LA-1805362

Air Lease Corporation

2000 Avenue of the Stars, Suite 1000N

Los Angeles, California 90067

Subject:	Model 787 Post‑Delivery Software and Data Loading

Reference:	Purchase Agreement No. PA-03659 (Purchase Agreement) between The Boeing Company (Boeing) and Air Lease Corporation (Customer) relating to Model 787-9 and 787-10 aircraft (collectively, the Aircraft)

b) Letter Agreement LSQ-PA-03659-LA-1104724 entitled “Model 787 e‑Enabling Software Matters”

c) Customer Services General Terms Agreement No. HAZ-CSGTA (CSGTA) between Boeing and Customer, including Supplemental Agreement for Electronic Access (SA‑EA), Supplemental Agreement for e-Enabling (SA‑eE), and 787 Software License Orders

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

Introduction.

Prior to title transfer of the Aircraft to Customer, Boeing baseline production software will be installed in the Aircraft. Such production software will be used by Boeing, and may be used by Customer during standard customer inspection activities, to test and validate applicable e-enabling features and associated hardware, including but not limited to features such as: a Boeing offered catalogue IFE system, [*], electronic documents, [*] and electronic checklist (ECL). Operational software, as set out in Article 1 and Article 2 below, will not be installed temporarily or permanently, prior to Aircraft title transfer.

1.        Boeing-Provided Operational Software and Data.

Pursuant to the Purchase Agreement and applicable 787 software license order(s), immediately following title transfer of the Aircraft to Customer, Boeing will, upon Customer’s request, load Boeing-provided operational software and data onto onboard loadable hardware that enable the Aircraft to operate certain e-enabled features as described in the Purchase Agreement and applicable 787 software license order(s).

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

BOEING PROPRIETARY

Enclosure 16

2.        Customer Provided Operational Software and Data.

2.1      [*] Software. If Customer has elected to customize software or modify settings and features of selected onboard software or databases from what is set forth in Exhibit A of the Purchase Agreement, at Customer’s request, Boeing will provide a courtesy load of Customer’s version of such operational software immediately following title transfer of the Aircraft. Boeing will load Customer’s operational software if it is provided to Boeing within specified lead times and schedule. If Customer fails to provide the operational software in accordance with Boeing’s instructions, the Aircraft will be solely configured with the Boeing baseline production software in lieu of Customer’s operational software.

2.2      [*] and/or Other Third Party Operational Software and Databases. If Customer provides Customer-developed software applications or has licensed additional software or databases from [*] and/or other third party supplier for installation onto an onboard loadable system, at Customer’s request, Boeing will also provide a courtesy load of such operational software immediately following title transfer of the Aircraft. If Customer fails to provide such operational software in accordance with Boeing’s instructions, Boeing will not load this software.

2.3      IFE Customer Software.  IFE Customer Software will mean any software which is obtained by the Customer from a source other than Boeing for installation in the IFE system. Boeing will make the Aircraft available to Customer’s IFE supplier for loading of the IFE Customer Software via Customer authorized work order(s) immediately following title transfer of the Aircraft. The time required for the IFE supplier to complete the loading of the IFE Customer Software is estimated to be approximately [*] hours. If Customer fails to make appropriate arrangements with its IFE supplier in accordance with Boeing instructions, the Aircraft will be solely configured with Boeing’s baseline production software for the Boeing catalogue selected IFE configuration. Boeing’s FAA approved Repair Station will  [*] to Customer or its IFE supplier to revise the IFE system hardware or IFE Customer Software while the Aircraft is on Boeing property prior to delivery flyaway, even if an FAA approved service bulletin is available for such revision.

3.        Additional Terms and Conditions.

3.1      With respect to Customer provided operational software and data referenced in Article 2.1 and 2.2, above, Customer will grant, and/or will obtain from the suppliers, a [*] license for Boeing to copy and load such software on the Aircraft. Boeing will retain a copy of such software/data for loading on future Aircraft deliveries, however, Boeing expects Customer to provide updated operational software applications and databases for each Aircraft delivery. Boeing will treat all copies of this software/data in confidence and use the same only as specifically authorized under the terms of this Letter Agreement.

*       Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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3.2      The loading services performed by Boeing pursuant to this Letter Agreement will be performed in a workmanlike manner. The time required to complete the Boeing performed loading services is estimated to be approximately [*] hours per attempt. Customer’s sole remedy and Boeing’s sole obligation and liability for the loading services performed by Boeing are limited to the no-charge re-performance of the courtesy load, [*].

3.2.1   If any Customer-provided operational software referred to in Article 2.1 above, fails to reload successfully, the Aircraft will be solely configured with the Boeing baseline production software.

3.2.2   If any Customer-provided operational software referred to in Article 2.2 fails to reload successfully, Boeing will not be responsible to make further loading attempts and Aircraft fly-away will occur as scheduled.

3.3      If any IFE Customer Software fails to load successfully, Customer will make alternate loading arrangements with its IFE supplier for loading after the Aircraft has flown-away. In such an event, and upon Customer’s request, Boeing will install the Boeing baseline production software for the Boeing catalogue selected IFE configuration prior to Aircraft fly-away.

3.4      Customer is responsible for functional testing, verification, quality assurance, and operational approval of all Customer provided operational software.

3.5      A dual signature (Boeing and Customer) Onboard Authentication System (OAS) [*] will be installed on the Aircraft giving access to Boeing and Customer, which is required to perform data and software loads after title transfer of the Aircraft. After fly-away, Customer will remove Boeing’s access key and certificates from the OAS.

3.6      Customer will [*] Boeing [*] the installation or use of Customer provided operational software by Boeing pursuant to this Letter Agreement. [*].

3.7      The DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES provisions in Article 11 of Part 2 of Exhibit C of the Aircraft General Terms Agreement (AGTA) and the insurance provisions of Article 8.2 of the AGTA will apply to Boeing’s loading of all software and data pursuant to this Letter Agreement. For purposes of this Article 3.7, all software and data provided directly by Boeing will be defined as [*]. Title to and risk of loss of the Aircraft will always remain with Customer during Boeing’s performance of all post title transfer services.

*    Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

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Enclosure 16

ACCEPTED AND AGREED TO this

Date:	August 6, 2018

AIR LEASE CORPORATION			THE BOEING COMPANY

By:	/s/ John L. Plueger	By:	/s/ Michael Lombardi

Name:	John L. Plueger	Name:	Michael Lombardi

Title:	CEO & President	Title:	Attorney-In-Fact

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